Other Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Other Intangible Assets
8.	OTHER INTANGIBLE ASSETS

Other intangible assets consisted of the following:

December 31, 2014	Gross Cost	Accumulated Amortization	Net Cost
Technologies & licences	619	(519)	100
Contractual customer relationships	4	(4)	—
Purchased software	373	(302)	71
Construction in progress	22	—	22
Other intangible assets	66	(66)	—

Total	1,084	(891)	193

December 31, 2013	Gross Cost	Accumulated Amortization	Net Cost
Technologies & licences	621	(489)	132
Contractual customer relationships	5	(5)	—
Purchased software	338	(290)	48
Construction in progress	37	—	37
Other intangible assets	66	(66)	—

Total	1,067	(850)	217

The line “Construction in progress” in the table above includes internally developed software under construction and software not ready for use. The line “Other intangible assets” consists primarily of internally developed software.

The amortization expense on capitalized software costs in 2014, 2013 and 2012 was $9 million, $17 million and $38 million, respectively.

During the third quarter of 2014, the Company tested the dedicated long-lived assets of DCG reporting unit for impairment. The result was that all dedicated intangible assets, composed of acquired technologies, and amounting to $23 million, were fully impaired due to the fact that their projected cash flows, over their remaining useful life, were less than their carrying value. The current DCG plan has been impacted by faster-than-expected revenue decline of legacy products and slower than anticipated customer transition to new key technologies.

The amortization expense in 2014, 2013 and 2012 was $61 million, $72 million and $177 million, respectively.

The estimated amortization expense of the existing intangible assets for the following years is:

Year
2015	64
2016	54
2017	36
2018	19
2019	10
Thereafter	10

Total	193